Fees Summary	May 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 599,999,932.00
Previously Paid Amount	0.00
Total Fee Amount	91,859.99
Total Offset Amount	0.00
Net Fee	$ 91,859.99
Final Prospectus	false